EXHIBIT 24


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report, dated March 1, 1996, included in the Infodata Systems Inc. Form 10-KSB for the year ended December 31, 1995, and to all references to our firm included in this Registration Statement.


                                               ARTHUR ANDERSEN, LLP



Washington, D.C.
September 3, 1996


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